Scout Investments
Scout Emerging Markets Fund

Supplement dated June 2, 2014 to the Summary Prospectus dated October 31, 2013

The purpose of this supplement is to update the Summary Prospectus of the Scout Emerging Markets Fund (the “Fund”) to reflect the adoption by the Board of Trustees of the Scout Funds of a redemption fee for the Fund effective June 30, 2014.  Shares of the Fund purchased prior to June 30, 2014 are not subject to the redemption fee.

Therefore, effective June 30, 2014, the following change is made to the Summary Prospectus:

The “Shareholder Fees” table in the “Fees and Expenses” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%
Exchange Fee	None

You should keep this Supplement for future reference.  Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments